                                                                    Exhibit 32.1

                                  Harmonic Inc.
                  Certification of Principal Executive Officer
            Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

As of the date hereof, I, Anthony J. Ley, Chairman, President and Chief Executive Officer of Harmonic Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of the Company on Form 10-Q for the fiscal quarter ended September 26, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

Date: November 7, 2003

                                                  /s/ Anthony J. Ley
                                                  ------------------------------
                                                  Anthony J. Ley
                                                  Chairman, President and Chief
                                                  Executive Officer
                                                  (Principal Executive Officer)